File Nos. 33-13021 and 811-5086

             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[ X ]

               Pre-Effective Amendment No. _______     [   ]

              Post-Effective Amendment No.    13       [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                           OF 1940                     [ X ]

               Amendment No.     14                    [ X ]

                    CHURCHILL TAX-FREE TRUST
       (Exact Name of Registrant as Specified in Charter)

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
            (Address of Principal Executive Offices)

                         (212) 697-6666
                (Registrant's Telephone Number)

                       EDWARD M.W. HINES
                 Hollyer, Brady, Smith, Troxell,
                 Barrett, Rockett, Hines & Mone
                  551 Fifth Avenue, 27th Floor
                     New York, New York 10176
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
 ___
[___] immediately upon filing pursuant to paragraph (b) [___] on (date) pursuant to paragraph (b)
[___] 60 days after filing pursuant to paragraph (a)(i) [_X_] on March 29, 1996 pursuant to paragraph (a)(i)
[___] 75 days after filing pursuant to paragraph (a)(ii) [___] on (date) pursuant to paragraph (a)(ii) of Rule 485. [___] This post-effective amendment designates a new effec-
       tive date for a previous post-effective amendment.

Registrant hereby declares, pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940, that Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to that Section and that the Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1994 was filed in February 1995.

                     CHURCHILL TAX-FREE TRUST
                      CROSS REFERENCE SHEET

Part A of
Form N-1A
Item No.       Prospectus Caption(s)
1..............Cover Page
2..............Table of Expenses
3..............Financial Highlights
4..............Introduction; Investment of the Trust's
                  Assets; Investment Restrictions; General
                  Information
5..............Management Arrangements
5A.............**
6..............General Information; Dividend and Tax
                  Information
7..............Net Asset Value per Share; How to Invest in
                  the Trust; Exchange Privilege
8..............How to Redeem Your Investment; Automatic
                  Withdrawal Plan; Exchange Privilege
9..............*

Part B of
Form N-1A      Statement of Additional Information
Item No.       or Prospectus Caption(s)
10.............Cover Page
11.............Cover Page
12.............*
13.............Investment of the Trust's Assets; Municipal
                  Bonds; Investment Restrictions
14.............Trustees and Officers
15.............General Information (Prospectus caption);
                  Trustees and Officers
16.............Additional Information as to Management
                  Arrangements; General Information
17.............Additional Information as to Management
                  Arrangements
18.............General Information
19.............Limitations of Redemptions in Kind;
                  Computation of Net Asset Value; Automatic
                  Withdrawal Plan; Distribution Plan
20.............Additional Tax Information
21.............How to Invest in the Trust (Prospectus
                  caption); General Information
22.............Performance

 * Not applicable or negative answer
** Contained in the annual report of the Registrant

               Churchill Tax-Free Fund of Kentucky
                 380 Madison Avenue, Suite 2300
                       New York, NY 10017
                  800-USA-KTKY (800-872-5859)
                          212-697-6666

    Prospectus                                March ***, 1996

       The Fund is a mutual fund whose objective is to seek to provide as high a level of current income exempt from Kentucky and Federal income taxes as is consistent with preservation of capital by investing in municipal obligations which pay interest exempt from Kentucky State and Federal income taxes. These municipal obligations must, at the time of purchase, either be rated within the four highest credit ratings (considered as investment grade) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, be determined to be of comparable quality by the Fund's Adviser, Banc One Investment Advisors Corporation.

        This Prospectus concisely states information about the Fund that a prospective investor should know before investing. A Statement of Additional Information about the Fund dated March ***, 1995, (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to Administrative Data Management Corp., the Fund's Shareholder Servicing Agent, at the address given below, or by calling the telephone number(s) given below. The Additional Statement contains information about the Fund and its management not included in this Prospectus. The Additional Statement is incorporated by reference in its entirety in this Prospectus. Only when you have read both the Prospectus and the Additional Statement are all material facts about the Fund available to you.

     Shares of the Fund are not deposits in, obligations of or guaranteed or endorsed by Banc One Corporation or its bank or non-bank affiliates or by any other bank. Shares of the Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or government sponsored agency of the Federal Government or any State.

     An investment in the Fund involves investment risks, including possible loss of the principal amount invested.

   For Purchase, Redemption or Account inquiries contact
The Fund's Transfer Agent: Administrative Data Management Corp.
581 Main Street, Woodbridge, NJ 07095-1198
Call 800-872-5860 toll free or 908-855-5731
For General Inquiries & Yield Information,
Call 800-872-5859 toll free or 212-697-6666

This Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           HIGHLIGHTS

     Churchill Tax-Free Fund of Kentucky, one of the Aquilasm Group of Funds, is an open-end mutual fund which invests in tax-free municipal bonds, the kind of obligations issued by the Commonwealth of Kentucky, its counties and various other local authorities to finance such long-term public purpose projects as schools, universities, housing, transportation, utilities, hospitals and water and sewer facilities throughout Kentucky. (See "Introduction.")

     Tax-Free Income - The municipal obligations in which the Fund invests pay interest which is exempt from regular Federal income taxes and Commonwealth of Kentucky income and ad valorem taxes. Dividends paid by the Fund from this income are likewise free of such taxes. It is, however, possible that in certain circumstances a small portion of the dividends paid by the Fund will be subject to income taxes. In addition, the Federal alternative minimum tax may apply to some investors, but its impact will be limited since not more than 20% of the Fund's net assets can be invested in obligations paying interest which is subject to this tax. The receipt of exempt-interest dividends from the Fund may result in some portion of social security payments or railroad retirement benefits being included in taxable income. Capital gains distributions, if any, are taxable. (See "Dividend and Tax Information.")

     Investment Grade - Only those municipal obligations will be acquired which, at the time of purchase, are within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard and Poor's Corporation, or are determined by the Adviser to be of comparable quality. In general there are nine separate credit ratings, ranging from the highest to the lowest credit ratings for municipal obligations. Obligations within the top four ratings are considered "investment grade," but those in the fourth rating may have speculative characteristics as well. (See "Investment of the Fund's Assets.")

     Initial Investment - You may open your account with any purchase of $1,000 or more. An application is in the back of the Prospectus. (See "How to Invest in the Fund," which includes applicable sales charge information.)

     Monthly Income - Dividends are declared daily and paid monthly. At your choice, dividends are paid by check mailed to you, directly deposited into your financial institution account or automatically reinvested without sales charge in additional shares of the Fund at the then-current net asset value. (See "Dividend and Tax Information.")

     Additional Investments - You may make additional investments at any time and in any amount, directly, or if $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Fund by Automatic Investment or Telephone Investment. (See "How to Invest in the Fund.")

     Many Different Issues - Even a small investment in the Fund allows an investor to have the advantages of a portfolio which consists of over 167 issues with different maturities. (See
"Investment of the Fund's Assets.")

        Local Portfolio Management - Bank One Investment Advisors Corporation serves as the Fund's Investment Adviser, providing experienced local professional management. The Adviser is a wholly owned subsidiary of BANC ONE CORPORATION ("Banc One"). Banc One is the 8th largest U.S. banking organization based on assets as of December 31, 1994. As of January 31, 1995, a subsidiary of Banc One was the largest bank in Kentucky, with $7.1 billion in assets and 133 offices throughout the state. As of October 1, 1995 the Adviser was responsible for management of over $30 billion of investment assets, of which over $13 billion are tax-exempt. The Adviser services Kentucky clients at offices in Louisville and Lexington.

        The Fund is obligated to pay investment advisory fees at the rate of 0.14 of 1% of average annual net assets to its Adviser (and administration fees to its Administrator, for total fees at the rate of up to 0.40 of 1% of average annual net assets). Both of these fees are subject to increase were the Fund to discontinue certain payments under the Distribution Plan, so that together these fees would be payable at an aggregate annual rate of up to 0.50 of 1%. Payments under the Distribution Plan began on July 1, 1994. (See "Table of Expenses," "Distribution Plan" and "Management Arrangements.") Some or all of these fees may be waived by the Adviser and Administrator. (See "Table of Expenses" and "Management Arrangements").

     Distribution Plan - The Fund's Distribution Plan authorizes the payment by the Fund of an asset retention service fee at the rate of 0.15% of average annual net assets. (See "Distribution
Plan.")

     Liquidity - Redemptions - By electing Expedited Redemption, you may redeem any amount of your account on any business day at the next determined net asset value by telephone, FAX or mail request with proceeds being sent to a predesignated financial institution. Proceeds will be wired or transferred through the facilities of the Automated Clearing House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." There are no penalties or redemption fees.

     Certain Stabilizing Measures - In an attempt to protect against changes in the value of its investments and other market risks, the Fund will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash. (See "Certain Stabilizing Measures.")

     Exchanges - You may exchange shares of the Fund into shares of certain other tax-free municipal bond mutual funds should you change your state of residence or, if you choose, into certain money market funds and an equity fund. (See "Exchange Privilege.")

     Risks and Special Considerations - The share price, determined on each business day, varies with the market prices of the Fund's portfolio securities, which fluctuate with market conditions including prevailing interest rates. Accordingly, when shares are redeemed the proceeds may be more or less than the original cost. (See "Factors Which May Affect the Value of the Fund's Investments and Their Yields.") The Fund's assets, being primarily or entirely Kentucky issues, are subject to economic and other conditions affecting Kentucky. (See "Risks and Special Considerations Regarding Investment in Kentucky Obligations.") Moreover, the Fund is classified as a "non-diversified" investment company, because it may choose to invest in the obligations of a relatively limited number of issuers. (See "Investment of the Fund's Assets.") Although it has no present intention to do so, the Fund may also to a limited degree buy and sell futures contracts and options on futures contracts, but there may be risks associated with these practices. (See "Certain Stabilizing Measures.")

        Statements and Reports - You receive statements of your account monthly as well as each time you add to your account or take money out. Additionally, you receive a Semi-Annual Report and an audited Annual Report.


               CHURCHILL TAX-FREE FUND OF KENTUCKY
                         TABLE OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)
Maximum Sales Load Imposed on Purchases                    4.00%
Maximum Sales Load Imposed on Reinvested Dividends            0%
Deferred Sales Load                                           0%
Redemption Fees                                               0%
Exchange Fee                                                  0%

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)
Investment Advisory Fee                                    0.14%
12b-1 Fee (Service fee)                                    0.15%
All Other Expenses+                                        0.46%
     Administration Fee                               0.26%
     Other Expenses+                                  0.20%
Total Fund Operating Expenses+                             0.75%

Example#                       1 year  3 years  5 years  10 years
You would pay the following
expenses on a $1,000
investment, assuming (1) 5%
annual return and (2)
redemption at the end of
each time period                $47      $63      $80      $129

*Based upon amounts incurred during the most recent fiscal year of the Fund, restated to reflect current arrangements. On September 11, 1995, Banc One Investment Advisors Corporation became the Fund's Investment Adviser and at the same time the Fund's Administration Agreement with the Administrator was changed, so that the Fund pays the Adviser and the Administrator at the annual rates of 0.14% and 0.26% of its average annual net assets, respectively.

+Absent expense offset in custodian fees for uninvested cash balances, other expenses would have been incurred at the rate of 0.21% of average net assets and all other expenses would have been 0.47%. Absent this offset, total Fund operating expenses would have been incurred at the annual rate of 0.76%.

#The expense example is based upon the above shareholder transaction expenses (a sales charge of $40 for a $1,000 investment) and annual Fund operating expenses (0.75% of average net assets). It is also based upon an amount at the beginning of each year which includes the prior year's assumed results. A year's results consist of an assumed 5% annual return less expenses at a 0.75% annual rate; the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each column represents the cumulative expenses so determined for the period specified.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT ALL MUTUAL FUNDS USE THE 5% ANNUAL RATE OF RETURN FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE. THE EXAMPLE ALSO REFLECTS THE MAXIMUM SALES CHARGE. IN GENERAL, DECREASING SALES CHARGE RATES APPLY AS INVESTMENT SIZE INCREASES. (SEE "HOW TO INVEST IN THE FUND").

The purpose of the above table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The assumed 5% annual return should not be interpreted as a prediction of an actual return, which may be higher or lower.


               CHURCHILL TAX-FREE FUND OF KENTUCKY
                    FINANCIAL HIGHLIGHTS
          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The following table of Financial Highlights as it relates to the five years ended December 31, 1994 has been audited by KPMG Peat
Marwick LLP, independent auditors, whose report thereon is included in the Fund's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement.
The information provided in the table should be read in conjunction with the financial statements and related notes. The Fund's Annual
Report contains additional information about the Fund's performance and is available upon request without charge. On October 16, 1989, Aquila Management Corporation, originally the Fund's Sub-Adviser and Administrator, became Administrator only. Effective September
11, 1995, Banc One Investment Advisors Corporation became the
Fund's Investment Adviser, replacing PNC Bank, Kentucky, Inc. ("See
Management Arrangements").

                                 Year Ended December 31,
                            1994         1993         1992


Net Asset Value,
Beginning of Period         $10.93       $10.49       $10.39
Income from Investment
Operations:
  Net investment
  income...............     0.60         0.62         0.66
  Net gain (loss) on
  securities (both
  realized and
  unrealized)..........    (0.96)        0.47         0.19
  Total from Investment
  Operations...........    (0.36)        1.09         0.85
Less Distributions:
  Dividends from
  net investment
  income...............    (0.60)       (0.62)       (0.66)
  Distributions from
  capital gains........      -          (0.03)       (0.09)
  Total Distributions..    (0.60)       (0.65)       (0.75)
Net Asset Value,
End of Period               $9.97       $10.93       $10.49
Total Return (not
(reflecting
sales load)............    (3.31)%      10.50%        8.48%
Ratios/Supplemental Data
  Net Assets, End of
  Period (in thousands)    $232,656    $258,632      $192,600
  Ratio of Expenses
  to Average Net
  Assets...............     0.72%        0.59%         0.42%
  Ratio of Net Investment
  Income to Average Net
  Assets...............     5.81%        5.67%         6.21%
  Portfolio Turnover
  Rate.................     35.25%       31.29%        50.33%

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

Net Investment
Income.................    $0.60         $0.60         $0.63
Ratio of Expenses
to Average Net
Assets.................    0.73%         0.73%          0.68%
Ratio of Net Investment
Income to Average
Net Assets.............    5.80%         5.52%          5.95%



 1991        1990          1989          1988          1987*

 $10.00      $10.06        $9.53         $9.26         $9.60
   0.66        0.65         0.68          0.65          0.25
   0.41      (0.03)         0.53          0.26         (0.32)
   1.07        0.62         1.21          0.91         (0.07)
 (0.66)      (0.68)        (0.68)        (0.64)        (0.27)
 (0.02)         -            -             -             -
 (0.68)      (0.68)        (0.68)        (0.64)        (0.27)
 $10.39      $10.00        $10.06        $9.53         $9.26
 10.97%       6.64%        13.09%        10.49%        (0.65)%(1)
$114,798     $66,076      $35,652       $19,007        $5,767
  0.27%        0.10%        0.08%         0.10%        1.08%(2)
  6.53%        6.60%        6.94%         6.87%        5.39%(2)
 16.69%        7.67%        3.63%        10.51%        62.83%
 $0.60         $0.59        $0.57         $0.58        $0.16
  0.84%        0.76%        1.09%         1.21%        3.82%(2)
  5.96%        5.94%        5.92%         5.79%        2.66%(2)

(1)Not annualized.

(2)Annualized.

*For the period from May 21, 1987 (commencement of operations) to December 31, 1987.

                          INTRODUCTION

     The Fund's shares are designed to be a suitable investment for investors who seek income exempt from Kentucky State and regular
Federal income taxes.

     You may invest in shares of the Fund as an alternative to direct investments in Kentucky Obligations, as defined below, which may include obligations of certain non-Kentucky issuers. The Fund offers you the opportunity to keep assets fully invested in a vehicle that provides a professionally managed portfolio of Kentucky Obligations which may, but not necessarily will, be more diversified, higher yielding or more stable and more liquid than you might be able to obtain on an individual basis by direct purchase of Kentucky Obligations. Through the convenience of a single security consisting of shares of the Fund, you are also relieved of the inconvenience associated with direct investments of fixed denominations, including the selecting, purchasing, handling, monitoring call provisions and safekeeping of Kentucky Obligations.

     Kentucky Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes; and floating and variable rate demand notes. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations such as bonds are issued include the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

                 INVESTMENT OF THE FUND'S ASSETS

     In seeking its objective of providing as high a level of current income which is exempt from both Kentucky State and regular Federal income taxes as is consistent with the preservation of capital, the Fund will invest in Kentucky Obligations (as defined below). There is no assurance that the Fund will achieve its objective, which is a fundamental policy of the Fund.

     As used in this Prospectus and the Additional Statement, the term "Kentucky Obligations" means obligations, including those of certain non-Kentucky issuers, of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes and Kentucky income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Kentucky Obligations, and dividends which the Fund might pay from this interest are preference items as to the Federal alternative minimum tax; for further information, see "Dividend and Tax Information." As a fundamental policy, at least 80% of the Fund's net assets will be invested in Kentucky Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax. The Fund may refrain entirely from purchasing these types of Kentucky Obligations.

     The non-Kentucky bonds or other obligations the interest on which is exempt under present law from regular Federal and Kentucky income taxes are the bonds or other obligations issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. The Fund will not purchase Kentucky Obligations of non-Kentucky issuers unless Kentucky Obligations of Kentucky issuers of the desired quality, maturity and interest rate are not available. As a Kentucky-oriented fund, at least 65% of the Fund's total assets will be invested in Kentucky Obligations of Kentucky issuers. The Fund invests only in Kentucky Obligations and, possibly, in Futures and options on Futures (see below) for protective (hedging) purposes.

        In general, there are nine separate credit ratings, ranging from the highest to the lowest quality standards for municipal obligations. So that the Fund will have a portfolio of quality oriented (investment grade) securities, the Kentucky Obligations which the Fund will purchase must, at the time of purchase, either
(i) be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be determined to be of comparable quality to municipal obligations so rated by Banc One Investment Advisors Corporation (the "Adviser"), subject to the direction and control of the Fund's Board of Trustees. Municipal obligations rated in the fourth highest credit rating are considered by such rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. If after purchase the rating of any rated Kentucky Obligation is downgraded such that it could not then be purchased by the Fund, or, in the case of an unrated Kentucky Obligation, if the Adviser determines that the unrated obligation is no longer of comparable quality to those rated obligations which the Fund may purchase, it is the current policy of the Fund to cause any such obligation to be sold as promptly thereafter as the Adviser in its discretion determines to be consistent with the Fund's objectives; such obligation remains in the Fund's portfolio until it is sold. In addition, because a downgrade often results in a reduction in the market price of a downgraded obligation, sale of such an obligation may result in a loss. See Appendix A to the Additional Statement for further information as to these ratings. The Fund can purchase industrial development bonds only if they meet the definition of Kentucky Obligations, i.e., the interest on them is exempt from Kentucky State and regular Federal income taxes.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, at least 50% of its assets must consist of (i) cash; and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Fund's assets. If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Fund's assets, being primarily or entirely Kentucky issues, are accordingly subject to economic and other conditions affecting Kentucky. (See "Risk Factors and Special Considerations Regarding Investment in Kentucky Obligations.")

Certain Stabilizing Measures

     In attempting to protect against declines in the value of its investments and other market risks, the Fund will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash and cash equivalents. Although the Fund has no current intention of using futures or options, to the limited degree described below, these may be used to attempt to hedge against changes in the market price of the Fund's Kentucky Obligations caused by interest rate fluctuations. Futures and options also may provide a hedge against increases in the cost of securities the Fund intends to purchase.

     Although it does not currently do so, the Fund may buy and sell futures contracts relating to indices on municipal bonds ("Municipal Bond Index Futures") and to U.S. government securities ("U.S. Government Securities Futures"); both kinds of futures contracts are "Futures." The Fund may also write and purchase put and call options on Futures. As a matter of fundamental policy the Fund will not buy or sell a Future or an option on a Future if thereafter more than 10% of its net assets would be in initial or variation margin on such Futures and options on them, and in premiums on such options. Under an applicable regulatory rule, the Fund will not enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of the Fund's assets. (See the Additional Statement.)

     The primary risks associated with the use of Futures and options are: (i) imperfect correlation between the change in the market value of the securities held in the Fund's portfolio and the prices of Futures or options purchased or sold by the Fund; (ii) incorrect forecasts by the Adviser concerning interest rates which may result in the hedge being ineffective; and (iii) possible lack of a liquid secondary market for a Future or option; the resulting inability to close a Futures or options position could adversely affect the Fund's hedging ability. For example, if it is not possible to close a Futures position, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if it has insufficient cash, the Fund might have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. The risk of imperfect correlation of these price changes is increased as the composition of the Fund's portfolio is divergent from the debt securities underlying the hedging instrument. For example, there is a risk of imperfect correlation where the securities underlying Futures have different maturities, ratings or geographic mixes than the security being hedged. The correlation may also be affected by additions to or deletions from the index which serves as a basis for a Future. To date the Adviser has had no experience in the use of Futures or options on them.

     The liquidity of a secondary market in a Future may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which restrict the amount of change in the contract price allowed during a single trading day. Thus, once a daily limit is reached, no further trades may be entered into beyond the limit, thereby preventing the liquidation of open positions. Prices have in the past reached the daily limit on a number of consecutive trading days. For further information about Futures and options, see the Additional Statement.

     When and if the Fund determines to use futures and options, the Prospectus will be supplemented.

Floating and Variable Rate Demand Notes

     Floating and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30-days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

Participation Interests

     The Fund may purchase from financial institutions participation interests in Kentucky Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the underlying Kentucky Obligations in the proportion that the Fund's participation interest bears to the total amount of the underlying Kentucky Obligations. All such participation interests must meet the Fund's credit requirements. See "Limitation to 10% as to Certain Investments."

When-Issued and Delayed Delivery Purchases

     The Fund may buy Kentucky Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. The Kentucky Obligations so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price. For example, delivery and payment may take place a month or more after the date of the transaction. The Fund cannot enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. If the Fund chooses to dispose of the right to acquire a when-issued obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be a taxable short-term gain. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. See the Additional Statement for further information.

Limitation to 10% as to Certain Investments

     The Fund cannot purchase Kentucky Obligations that are not readily marketable if thereafter more than 10% of its net assets would consist of such investments. However, this 10% limit does not include any Kentucky Obligations as to which the Fund can exercise the right to demand payment in full within seven days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable.

Current Policy as to Certain Obligations

     The Fund will not invest more than 25% of its total assets in
(i) Kentucky Obligations the interest on which is paid from revenues of similar type projects or (ii) industrial development bonds, unless this Prospectus and/or the Additional Statement are supplemented to reflect the change and to give additional information.

Factors Which May Affect the Value of the Fund's Investments and
Their Yields

     The value of the Kentucky Obligations in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If the prevailing interest rates go up after the Fund buys Kentucky Obligations, the value of these obligations may go down; if these rates go down, the value of these obligations may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Kentucky Obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. For this reason, the Fund may, to achieve a defensive position, shorten the average maturity of its portfolio.

Risks and Special Considerations Regarding Investment in Kentucky
Obligations

     The following is a discussion of the general factors that might influence the ability of Kentucky issuers to repay principal and interest when due on the Kentucky Obligations contained in the portfolio of the Fund. Such information is derived from sources that are generally available to investors and is believed by the Fund to be accurate, but has not been independently verified and may not be complete.

     The Commonwealth of Kentucky ranks first among the States in the production of coal. Tobacco is the dominant agricultural product, and Kentucky ranks second among states in the total cash value of tobacco raised. There is a significant diversification in the manufacturing mix including tobacco processing plants, distilleries and durable goods production including automobiles, heavy machinery, computer appliances and office equipment. Toyota, a major Japanese automobile manufacturer, has constructed a large facility in Georgetown, Kentucky. The horse breeding and racing industry plays an important role both as a significant industry as well as encouraging tourist business in the state.

     Economic problems include a continuing high unemployment rate in the non-urbanized areas of the State. The Coal Severance Tax is a significant revenue producer for the state and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Additionally, any federal legislation affecting adversely the tobacco and/or cigarette industry would have a negative impact on Kentucky's economy. Although revenue obligations of the state or its political subdivisions may be payable from a specific project, there can be no assurances that further economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the bonds issued by Kentucky municipalities or political subdivisions or the ability of the respective entities to pay debt service. Major legislative initiatives in the area of education reform and medicaid expenses are having an impact on the Commonwealth's financial profile.

     The Commonwealth of Kentucky relies upon sales and use tax, individual income tax, property tax, corporate income tax, insurance premium tax, alcohol beverage tax, corporate license tax, cigarette tax, and horse racing tax for its revenue. The cities, counties and other local governments are essentially limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue. Obligations of non-Kentucky issuers are subject to the risks of general economic and other factors affecting those issuers.

     Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other States. See the Additional Statement.

                     INVESTMENT RESTRICTIONS

     The Fund has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding shares vote to change them. (See the Additional Statement for a definition of such a majority.) All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Fund's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the Additional Statement.

  1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than the Kentucky
Obligations meeting the standards stated under "Investment of the Fund's Assets"; the Fund can also purchase and sell Futures and options on them within the limits there discussed.

2. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

3. The Fund cannot make loans.

     The Fund can buy those Kentucky Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

4. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities. The Fund will not purchase any Kentucky Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

     The Fund's net asset value and offering price per share are determined as of 4:00 p.m. New York time on each day that the New York Stock Exchange is open (a "business day"). However, Futures and options on them are valued at the close of the principal commodities exchange on which they are traded, which may be later than 4:00 p.m. New York time. The net asset value per share is determined by dividing the value of the net assets of the Fund (i.e., the value of the assets less liabilities) by the total number of shares outstanding. Determination of the value of the Fund's assets is subject to the direction and control of the Fund's Board of Trustees. In general it is based on market value, except that Kentucky Obligations maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                    HOW TO INVEST IN THE FUND

     The Fund's shares may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: complete the Application provided in this Prospectus and either (i) order the shares through your investment broker or dealer, if it is a selected dealer, and include a completed Application; or (ii) mail the Application with payment to Administrative Data Management Corp. (the "Agent") at the address on the Application. The applicable sales charge will apply in either instance. Subsequent investments are also subject to the applicable sales charges.

     The minimum initial investment is $1,000, except as otherwise stated in this Prospectus or the Additional Statement, drawn in United States dollars on a United States commercial or savings bank, credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in any amount (unless you have an Automatic Withdrawal Plan). Your investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number and the name of the Fund. With subsequent investments, please send the pre-printed stub attached to the Fund's confirmations.

     You may also make subsequent investments of $50 or more using electronic funds transfers from your demand account at a Financial Institution if it is a member of the Automated Clearing House and if the Agent has received a completed Application designating this feature, or, after your account has been opened, a Ready Access Features form available from the Distributor or the Agent. A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone ("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Fund may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

     The offering price is the net asset value per share plus a sales charge. The offering price determined on any day applies to all purchase orders received by the Distributor from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day. If that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price. If your order is placed after the time for determining the net asset value of the Fund shares for any day it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Distributor when the Distributor judges it in the Fund's best interest to do so.

     The following table shows the amount of the sales charges to a "single purchaser" (defined below) together with the dealer discounts paid to dealers and the agency commissions paid to brokers (collectively called the "commissions"):

                         Sales          Sales          Commis-
                         Charge         Charge         sions
                         as             as             as
                         Percentage     Approximate    Percentage
                         of Public      Percentage     of
Amount of                Offering       of Amount      Offering
Purchase                 Price          Invested       Price

Less than $25,000......  4.00%          4.17%          3.50%
$25,000 but less
   than $50,000........  3.75%          3.90%          3.25%
$50,000 but less
   than $100,000.......  3.50%          3.63%          3.00%
$100,000 but less
   than $250,000.......  3.00%          3.09%          2.50%
$250,000 but less
   than $500,000.......  2.50%          2.56%          2.25%
$500,000 but less
   than $1,000,000.....  1.00%          1.01%          1.00%
$1,000,000 but less
   than $2,500,000.....   .50%           .50%           .50%
$2,500,000 but less
   than $5,000,000.....   .25%           .25%           .25%
$5,000,000 and over....   .10%           .10%           .10%



     The above schedule of sales charges is applicable to purchases by a "single purchaser," i.e.: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Code; and (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code.

     Upon notice to all selected dealers, the Distributor may reallow up to the full amount of the applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when all or substantially all of the entire sales charge is reallowed, such selected dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

     The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Additional compensation will include payment or partial payment for advertising of the Fund's shares, payment of travel expenses, including lodging, incurred in connection with attendance at sales seminars at luxury resorts taken by qualifying registered representatives and members of their families to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Fund will affect the price you pay for shares or the amount that the Fund will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

Systematic Payroll Investments

     If your employer has established with the Fund a Systematic Payroll Investment Plan ("Payroll Plan") you may arrange for systematic investments into the Fund through a Payroll Plan. In order to participate in a Payroll Plan, you should make arrangements with your own employer's payroll department, and you must complete and sign any special application forms which may be required by your employer. You must also complete the Application included in the Prospectus. Once your application is received and put into effect, under a Payroll Plan the employer will make a deduction from payroll checks in an amount you determine, and will remit the proceeds to the Fund. An investment in the Fund will be made for you at the offering price, which includes applicable sales charges determined as described above, when the Fund receives the funds from your employer. The Fund will send a confirmation of each transaction to you. To change the amount of or to terminate the payroll investment program (which could take up to ten days), you must notify your employer.

  Reduced Sales Charges

     Right of Accumulation: "Single purchasers" may also benefit from a reduction of the sales charge in accordance with the above schedule if the cumulative value (at cost or current net asset value, whichever is higher) of shares purchased with a sales charge, together with shares previously purchased with such a charge, amounts to $25,000 or more.

     Letters of Intent: The foregoing schedule of reduced sales charges will also be available to "single purchasers" who enter into a written Letter of Intent (included in the Application) providing for the purchase, within a thirteen-month period, of shares of the Fund through a single selected dealer or through the Distributor. Shares of the Fund which you previously purchased during a 90-day period prior to the date of receipt by the Distributor of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For further details, including escrow provisions, see the Letter of Intent provisions of the Application.

     General: Shares may be purchased at the next determined net asset value by the Fund's Trustees and officers, by the directors, officers and certain employees and representatives of the Adviser and its parent and affiliates, the Administrator and the Distributor, by selected dealers and brokers and their officers and employees, by certain persons connected with firms providing legal, advertising or public relations assistance, by certain family members of, and plans for the benefit of, the foregoing, and for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority if the Distributor has entered into an agreement relating to such purchases. Except for the last category, purchasers must give written assurance that the purchase is for investment and that the shares will not be resold except through redemption. There may be tax consequences of these purchases. Such purchasers should consult their own tax counsel. Shares may also be issued at net asset value in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     The Fund permits the sale of its securities at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group (i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer), which (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (iii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Fund and the group, representative or broker or dealer. At the time of purchase, you must furnish the Distributor with information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies: Shares of the Fund may be purchased at net asset value without sales charge to the extent that the purchase price of such shares does not exceed the proceeds from a redemption (a "Qualified Redemption"), made within 60 days prior to such purchase, of shares of another investment company on which a sales charge has been paid. Qualified Redemptions, however, do not include (i) redemptions of shares of investment companies sponsored by brokers or dealers of the type known as major wire houses or (ii) redemptions of shares on which a contingent deferred sales charge or a redemption fee was paid. Additional information is available from the Distributor.

     To qualify, the following special procedures must be followed:

     1. A completed Application (included in this Prospectus) and payment for the shares to be purchased must be sent to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 and should not be sent to the Shareholder Servicing Agent of the Fund, Administrative Data Management Corp. (This instruction replaces the mailing address contained on the Application.)

     2. The Application must be accompanied by evidence satisfactory to the Distributor that you have made a Qualified Redemption in an amount at least equal to the net asset value of shares to be purchased. Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its Shareholder Servicing Agent or your broker or dealer, or a copy of your account statement with the investment company reflecting the redemption transaction.

     The Fund reserves the right to alter or terminate this privilege at any time without notice. This Prospectus will be supplemented to reflect such alteration or termination.

Confirmations and Share Certificates

     All purchases of shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Fund (rounded to the nearest 1/1000th of a share). Share certificates will not be issued unless you so request in writing to the Agent. If certificates are issued at your request, Expedited Redemption Methods described below will not be available. In addition, you may incur delay and expense if you lose the certificates. No certificates will be issued for fractional shares or to shareholders who have elected Automatic Investment or Telephone Investment (see "How to Invest in the Fund" above) or Expedited Redemption (see "How to Redeem Your Investment" below).

     The Fund and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

Distribution Plan

     The Fund has adopted a Distribution Plan under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule.

     Under the Distribution Plan, the Fund is authorized to make payments ("Permitted Payments") to Qualified Recipients, which Permitted Payments shall be made directly, or through the Distributor as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year) 0.15 of 1% of the average annual net assets of the Fund. "Qualified Recipients" means broker-dealers or others selected by the Distributor including but not limited to any principal underwriter of the Fund with which the Distributor has entered into written agreements ("Related Agreements") contemplated by the Rule and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. (See the Additional Statement for a description of the Distribution Plan.)

     Payments under the Plan commenced as of July 1, 1994. During the fiscal year ended December 31, 1994, $180,997 was paid under the Plan to Qualified Recipients, of which, $1,789 was paid to the Distributor. (See the Additional Statement for a description of the Distribution Plan.)

     Another part of the Distribution Plan is designed to protect against any claim against or involving the Fund that some of the expenses which might be considered to be sales-related which the Fund pays or may pay come within the purview of the Rule. Except for Permitted Payments, the Fund believes that it is not financing any such activity and does not consider any payment enumerated in this part of the Plan as so financing any such activity. However, it might be claimed that some of the expenses the Fund pays come within the purview of the Rule. If and to the extent that any payment as specifically listed in the Plan (see the Additional Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Fund shares, these payments are authorized under the Plan. In addition, if the Administrator, out of its own funds, makes payment for distribution expenses such payments are authorized. (See the Additional Statement.)

                  HOW TO REDEEM YOUR INVESTMENT

     You may redeem all or any part of your shares at the net asset value next determined after acceptance of your redemption request at the Agent. Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Fund, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. There are no redemption fees or withdrawal penalties. A redemption may result in a transaction taxable to you.

     If you purchase shares of the Fund through broker-dealers, banks and other financial institutions which serve as shareholders of record you must redeem through those institutions, which are responsible for the prompt transmission of redemption requests. In all other cases, you may redeem directly from the Fund, but if the original purchase of shares in your account was not made through a broker or dealer, a completed purchase Application must have been received by the Agent before redemption requests can be honored. For your convenience the Fund offers expedited redemption to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods (Non-Certificate Shares)

     You have the flexibility of two expedited methods of initiating redemptions. They are available as to shares not represented by certificates.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments to a Financial Institution account you have predesignated. See
     "Redemption Payments," below for payment methods. Your name and your account number must be supplied.

     To redeem an investment by this method, telephone:

             800-872-5860 toll free or 908-855-5731

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number, name(s) and social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

        2. By FAX or Mail. You may also request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to: Administrative Data Management Corp., Attn: Aquilasm Group of Funds, by FAX at 908-855-5730 or by mail at 581 Main Street, Woodbridge, NJ 07095-1198, indicating account number, amount to be redeemed, and any payment directions, signed by the registered holder(s). Signature guarantees are not required. See "Redemption Payments," below for payment methods.

     If you wish to use the above procedures you should so elect on the Expedited Redemption section of the Application or the Ready Access Features form and provide the required information concerning your Financial Institution account number. The Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Fund. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method (Certificate and Non-Certificate Shares)

        1. Certificate Shares. Certificates representing shares to be redeemed should be sent in blank (unsigned) to the Fund's Shareholder Servicing Agent: Administrative Data Management Corp., Attn: Aquilasm Group of Funds, 581 Main Street, Woodbridge, NJ 07095-1198, with payment instructions. A stock assignment form signed by the registered shareholder(s) exactly as the account is registered must also be sent to the Shareholder Servicing Agent.

     For your own protection, it is essential that certificates be mailed separately from signed redemption documentation.

        For the redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Additional documentation may be required where shares are held by a corporation, a partnership, trustee or executor, or if redemption is requested by other than the shareholder of record. If redemption proceeds of less than $50,000 are payable to the record holder and are to be sent to the record address, no signature guarantee is required. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S. correspondent bank, a participant in the Securities Transfer Association Medallion Program (STAMP), The Stock Exchanges Medallion Program (SEMP) or The New York Stock Exchange, Inc. Medallion Signature Program
(MSP). A notary public is not an acceptable signature guarantor.

        2. Non-Certificate Shares. If you own non-certificate shares registered on the books of the Fund, and you have not elected Expedited Redemption to a predesignated Financial Institution account, you must use the Regular Redemption Method. Under this redemption method you should send a letter of instruction to: Administrative Data Management Corp., Attn:
     Aquilasm Group of Funds, 581 Main Street, Woodbridge, NJ 07095-1198, containing:

          Account Number;

          Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

          Payment instructions (normally redemption proceeds will be mailed to your address as registered with the Fund);


          Signature(s) of the registered shareholder(s); and


          Signature guarantee(s), if required, as indicated above.

Redemption Payments

     Redemption payments will ordinarily be mailed to you at your address of record. Upon your request, redemption proceeds will also be wired or transferred through the facilities of the Automated Clearing House to a predesignated Financial Institution, wherever possible, if in the amount of $1,000 or more. The Fund may impose a charge, not exceeding $5.00 per wire redemption, after written notice to investors who have elected this redemption procedure. However, the Fund has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such action or fee is currently contemplated. If you use a dealer to arrange for a redemption, you may be required by the dealer to make a payment to that firm for this service.

     The Fund will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or valuation of the net asset value of, the portfolio securities to be unreasonable or impracticable; or
(iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn, or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Fund, that the purchase check or Automatic Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. See the Additional Statement for details.

     The Fund has the right to compel the redemption of shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions. If the Board elects to do this, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Reinvestment Privilege

     You may reinvest without payment of any additional sales charge all or part of any redemption proceeds within 120 days of a redemption of shares on which a sales charge was paid, or which were received in exchange for shares on which a sales charge was paid, in shares of the Fund at the net asset value next determined after the Agent's receipt of the reinvestment order. This reinvestment privilege may be exercised only once a year. If you have realized a gain on the redemption of your shares, the redemption transaction is taxable, and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may be tax deductible, depending on the amount reinvested and the length of time between the redemption and the reinvestment.

                    AUTOMATIC WITHDRAWAL PLAN

     You may establish an Automatic Withdrawal Plan if you own or purchase shares of the Fund having a net asset value of at least $5,000. Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. See the Automatic Withdrawal Plan provisions of the Application included in this Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.

     Purchase of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Fund's Trustees and officers and provides further information about them.

The Advisory Agreement

         Bank One Investment Advisors Corporation (the "Adviser") supervises the investment program of the Fund and the composition of its portfolio.

        The services of the Adviser are rendered under an Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment , supervisory and certain administrative services. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement. The Adviser will, at its expense, provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Fund and of those Trustees, if any, who are affiliated with the Adviser. Under the Advisory Agreement, the Fund bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Administration Agreement or by the Fund's Distributor (principal underwriter) are paid by the Fund. The Advisory Agreement lists examples of such expenses borne by the Fund, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Fund and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

        Under the Advisory Agreement, the Fund pays a fee payable monthly and computed on the net asset value of the Fund as of the
close of business each business day at the annual rate of   0.17 of
1% of such net asset value (other than a fee allocable by class to certain shares of the Fund), provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund (other than a fee allocable by class to certain shares of the Fund), the management fee shall be payable at the annual rate of 0.14 of 1% of such net asset value. (Since the Administrator also receives a fee from the Fund under the Administration Agreement, the total investment advisory and administration fees which the Fund pays are at the annual rate of 0.50 of 1% of such net assets, or, for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, at 0.40% of such net asset value; see below.) Payments under the Distribution Plan began on July 1, 1994 and the advisory and administration fees are currently being accrued at the lower rate . During the Fund's fiscal year ended December 31, 1994, different advisory and administration arrangements were in effect. See the Additional Statement for a description of such arrangements. The Adviser and the Administrator may, in order to attempt to achieve a competitive yield on the shares of the Fund, each waive all or part of any such fee.

        The Adviser agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (hereafter described) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income. The pro-rata portion, as between the Administrator and Adviser, is based on the aggregate of the fee of the Adviser and the fee of the Administrator (exclusive of amounts paid or to be paid out by the Administrator, if any, for the applicable period pursuant to the Fund's Distribution Plan.)

     The Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Fund; see the Additional Statement. Under these provisions, the Adviser is authorized to consider sales of shares of the Fund or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Fund.

        The Fund's Custodian is an affiliate of the Adviser. It is expected that another banking subsidiary of the Adviser's parent, Banc One Corporation will provide a credit facility to the Fund.

The Administration Agreement

     Under an Administration Agreement (the "Administration Agreement"), Aquila Management Corporation as Administrator, at its own expense, provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund's Trustees, officers and employees who are affiliated persons of the Administrator.

        Under the Administration Agreement, subject to the control of the Fund's Board of Trustees, the Administrator provides all administrative services to the Fund other than those relating to its investment portfolio . Such administrative services include but are not limited to maintaining books and records of the Fund, either keeping the accounting records of the Fund, including the computation of the net asset value per share and the dividends (however, the daily pricing of the Fund's portfolio is the responsibility of the Adviser under the Advisory Agreement) or, at its expense and responsibility, delegating these accounting duties in whole or in part to a company satisfactory to the Fund, and overseeing all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Fund and for the sale, servicing, or redemption of the Fund's shares. See the Additional Statement for a further description of functions listed in the Administration Agreement as part of such duties.

        Under the Administration Agreement, the Fund pays a fee payable monthly and computed on the net asset value of the Fund at the end of each business day at the annual rate of 0.33 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund (other than a fee allocable by class to certain shares of the Fund), the annual fee will be payable at the annual rate of 0.26 of 1% of such net asset value. Payments under the Distribution Plan began on July 1, 1994 and administration fees are currently being accrued at the lower rate. See the Additional Statement for a description of the fund's former management fees. The Administrator has agreed that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (defined as in the Advisory Agreement) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million, or
(ii) 25% of the Fund's total annual investment income.

Information about the Adviser,
the Administrator and the Distributor

         Bank One Investment Advisors Corporation (the Adviser") is a wholly owned subsidiary of BANC ONE CORPORATION ("Banc One"). Banc One is the 8th largest U.S. banking organization based on assets as of December 31, 1994. As of January 31, 1995, a subsidiary of Banc One was the largest bank in Kentucky, with $7.1 billion in assets and 133 offices throughout the state. The Adviser is currently responsible for management of over $30 billion of investment assets, of which over $13 billion are tax-exempt. The Adviser services Kentucky clients at offices in Louisville and Lexington. The Fund's portfolio is managed locally in Kentucky by Mr. Thomas S. Albright, Vice President and Senior Portfolio Manager, at the New Adviser's Louisville office. As it has been in the past, since the beginning of the Fund's operations in 1987, the Fund's investments will continue to be managed so that it will have a portfolio of quality-oriented (investment grade) securities .

        See the Additional Statement as to the legality, under the Glass-Steagall Act, of the Adviser's acting as the Fund's investment adviser. In general, under that Act, the Adviser will not, among other things, be involved in the promotion or distribution of shares of the Fund.

        The Fund's Administrator is founder and administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and an equity fund. As of September 30, 1995, these funds had aggregate assets of approximately $2.6 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann .

     The Distributor currently handles the distribution of the shares of fourteen funds (six money market funds, seven tax-free municipal bond funds and an equity fund) including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann. In anticipation of this transaction, the Board of Trustees, including a majority of the independent Trustees, has approved a new Distribution Agreement for the Fund with no material change from the currently effective Distribution Agreement.

        For the year ended December 31, 1994, fees of $551,174 were accrued to each of the Fund's former adviser and the Administrator under an investment advisory agreement and an administration agreement, respectively, then in effect, which on September 11, 1995 were replaced by the Advisory Agreement and the Administration Agreement. See the Additional Statement.

                  DIVIDEND AND TAX INFORMATION

Dividends and Distributions

     The Fund will declare all of its net income, as defined below, as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration, including accretion of any original issue or market discount, less expenses paid or accrued including any amortization of any original issue or market premium. As such net income will vary, the Fund's dividends will also vary.

     Dividends so declared are paid monthly within a week before the end of each calendar month. It is the Fund's present policy to pay dividends so that they will be received or credited by approximately the first day of each month. Shareholders may elect to have dividends deposited without charge by electronic funds transfers into an account at a Financial Institution which is a member of the Automated Clearing House by completing a Ready Access Features form.

        Redeemed shares continue to earn dividends through and including the day which is the earlier of (i) the day before the day on which the redemption proceeds are mailed, wired or transferred by the facilities of the Automated Clearing House by the Agent or paid by the Agent to a selected dealer; or (ii) the day which is the third day on which the New York Stock Exchange is open after the day on which the net asset value of the redeemed shares has been determined. (See "How To Redeem Your
Investment.")

     Net investment income includes amounts of income from the Kentucky Obligations in the Fund's portfolio which are allocated as "exempt-interest dividends" (see below) and is therefore exempt from regular Federal income tax. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends declared during the Fund's tax year. Such designation will normally be made in the first month after the end of each of the Fund's fiscal years as to income dividends paid in the prior year. It is possible that in certain circumstances, a portion of the dividends paid by the Fund will be subject to income taxes. During the Fund's fiscal year ended December 31, 1994, 93.62% of the Fund's dividends were "exempt-interest dividends," and 6.38% of the Fund's dividends were taxable. The percentage of income designated as tax-exempt for any particular dividend may be different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

     Distributions ("short-term gains distributions") from net realized short-term gains, if any, and distributions ("long-term gains distributions"), if any, from the excess of net long-term capital gains over net short-term capital losses realized through October 31st of each year and not previously paid out will be paid out after that date; the Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses. The Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from short- and long-term gains distributions (if any), if shareholders do not comply with provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     Unless you request otherwise by letter addressed to the Agent or by filing an appropriate application prior to a given ex-dividend date, dividends and distributions will be automatically reinvested in full and fractional shares of the Fund at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election by a shareholder to receive cash will continue in effect until written notification of a change is received by the Agent. All shareholders, whether their dividends are received in cash or are being reinvested, will receive a monthly account summary indicating the current status of their investment. There is no fixed dividend rate. Corporate shareholders of the Fund are not entitled to any deduction for dividends received from the Fund.

Tax Information

     The Fund qualified during its last fiscal year as a "regulated investment company" under the Code, and intends to continue to so qualify. If it does so qualify, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible although not likely that the Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

     The Fund intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net income earned by the Fund on Kentucky Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in exempt-interest dividends. Although tax-exempt dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

     The Omnibus Budget Reconciliation Act of 1993 requires that either gains realized by the Fund on the sale of municipal obligations acquired after April 30, 1993 at a price which is less than face or redemption value be included as ordinary income to the extent such gains do not exceed such discount or that the discount be amortized and included ratably in taxable income. There is an exception to the foregoing treatment if the amount of the discount is less than 0.25% of face or redemption value multiplied by the number of years from acquisition to maturity. The Fund will report such ordinary income in the years of sale or redemption rather than amortize the discount and report it ratably. To the extent the resultant ordinary taxable income is distributed to shareholders, it will be taxable to them as ordinary income.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes his or her distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares. Capital gains are taxed at the same rates as ordinary income, except that for individuals, trusts and estates the maximum tax rate on capital gains distributions is 28% even if the applicable rate on ordinary income for such taxpayers is higher than 28%.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains distributions and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Kentucky Obligations will be long-term or short-term depending upon the length of time the Fund has held such obligations. Capital gains and losses of the Fund will also include gains and losses on Futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on Futures and options held by the Fund at year-end, which are "marked to the market," that is, deemed sold for fair market value. Net gains or losses realized and deemed realized on Futures and options will be reportable by the Fund as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.

     Information as to the tax status of the Fund's dividends and distributions will be mailed to shareholders annually.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The receipt of exempt-interest dividends from the Fund by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares.

     While interest from all Kentucky Obligations is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Fund will not invest in the types of Kentucky Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. The 20% limit is a fundamental policy of the Fund.Corporate shareholders must add to or subtract from alternative minimum taxable income, as calculated before taking into consideration this adjustment, 75% of the difference between what is called adjusted current earnings (essentially current earnings and profits) and alternative minimum taxable income, as previously calculated. Since tax-exempt bond interest is included in earnings and profits and therefore in adjusted current earnings, this adjustment will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax.

        As of the date of the Prospectus, Congress is considering a number of changes affecting taxation. It is not possible to predict which, if any, of such changes will become law.

Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. The gain or loss will be long-term if you held the redeemed shares for over a year, and short-term, if for a year or less. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Kentucky Tax Information

     Since the Fund may, except as indicated below, purchase only Kentucky Obligations (which, as defined, means obligations, including those of non-Kentucky issuers, of any maturity which pay interest which, in the opinion of counsel, is exempt from regular Federal income taxes and Kentucky income taxes) all of the exempt-interest dividends paid by the Fund will be excludable from the shareholder's gross income for Kentucky income tax purposes. The Fund may also pay "short-term gains distributions" and "long-term gains distributions," each as discussed under "Dividends and Distributions" above. Under Kentucky income tax law, short-term gains distributions are not exempt from Kentucky income tax. Kentucky taxes long-term gains distributions at its ordinary individual and corporate rates. The only investment which the Fund may make other than in Kentucky Obligations is in Futures and options on them. Any gains on Futures and options (including gains imputed under the Code) paid as part or all of a short-term gains distribution or a long-term gains distribution will be taxed as indicated above. Under the laws of Kentucky relating to ad valorem taxation of property, the shareholders rather than the Fund are considered the owners of the Fund's assets. Each shareholder will be deemed to be the owner of a pro-rata portion of the Fund. According to the Kentucky Revenue Cabinet, to the extent that such portion consists of Kentucky Obligations, it will be exempt from property taxes, but it will be subject to property taxes on intangibles to the extent it consists of cash on hand, cash in out-of-state banks, Futures, options and other nonexempt assets.

                       EXCHANGE PRIVILEGE

     There is an exchange privilege as set forth below among this Fund and certain tax-free municipal bond funds and an equity fund (the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are in the Aquilasm Group of Funds and have the same Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this Prospectus, the Aquila Bond or Equity Funds are this Fund, Aquila Rocky Mountain Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Prime Cash Fund and Churchill Cash Reserves Trust.

     Under the exchange privilege, once any applicable sales charge has been paid on shares of any Bond or Equity Fund, those shares (and any shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and Bond or Equity Funds without the payment of any additional sales charge.

     The "Eligible Shares" of any Bond or Equity Fund are those shares which were (a) acquired by direct purchase with payment of any applicable sales charge, or which were received in exchange for shares of another Bond or Equity Fund on which any applicable sales charge was paid; (b) acquired by exchange for shares of a Money-Market Fund with payment of the applicable sales charge; (c) acquired in one or more exchanges between shares of a Money-Market Fund and a Bond or Equity Fund so long as the shares of the Bond or Equity Fund were originally purchased as set forth in (a) or (b); or (d) acquired as a result of reinvestment of dividends and/or distributions on otherwise Eligible Shares.

     If you own Eligible Shares of any Bond or Equity Fund, you may exchange them for shares of any Money-Market Fund or the shares of any other Bond or Equity Fund without payment of any sales charge.

     If you own shares of a Money-Market Fund which you have acquired by exchange for Eligible Shares of any Bond or Equity Fund, you may exchange these shares, and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares, for shares of any Bond or Equity Fund without payment of any sales charge.

     Shares of a Money-Market Fund may be exchanged for shares of another Money-Market Fund or of a Bond or Equity Fund; however, if the shares of a Money-Market Fund were not acquired by exchange of Eligible Shares of a Bond or Equity Fund or of shares of a Money-Market Fund acquired in such an exchange, they may be exchanged for shares of a Bond or Equity Fund only upon payment of the applicable sales charge. The shares of the Bond or Equity Fund so acquired are then Eligible Shares.

     This Fund, as well as the other Money-Market Funds and Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, this Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; and (ii) the aggregate net asset value of the shares surrendered for exchange are at least equal to the minimum investment requirements of the investment company whose shares are being acquired.

     To effect an exchange, you must complete a form which is available from the Distributor. The exchange will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Distributor of a properly completed form. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares of a Money-Market Fund for shares of a Bond or Equity Fund as described above, in which case the exchange price of shares of the Bond or Equity Fund will be its public offering price.

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free Money-Market
Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Treasuries Cash Assets Trust (which invests in U.S. Treasury obligations) are exempt from state income taxes. If your state of residence is not the same as that of the issuers of obligations in which a Bond or Equity Fund or a tax-free Money-Market Fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a Bond Fund or a tax-free Money-Market Fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION
Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance including current yield, taxable equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate.

     Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, invested at the maximum public offering price (offering price includes sales charge) for 1- and 5-year periods and for a period since the inception of the Fund, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. See the Additional Statement.

     Current yield reflects the income per share earned by each of the Fund's portfolio investments; it is calculated by (i) dividing the Fund's net investment income per share during a recent 30-day period by (ii) the maximum public offering price on the last day of that period and by (iii) annualizing the result. Taxable equivalent yield shows the yield from a taxable investment that would be required to produce an after-tax yield equivalent to that of the Fund, which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Fund's yield (calculated as indicated) by one minus a stated income tax rate and by adding the product to the taxable portion (if any) of the Fund's yield. See the Additional Statement.

     Current yield and taxable equivalent yield, which are calculated according to a formula prescribed by the Securities and Exchange Commission (see the Additional Statement), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). The current distribution rate, unlike yield figures, is not limited to investment performance, but takes into account expenses as well; it also differs from the current yield computation because it could include distributions to shareholders from sources, if any, other than dividends and interest, such as short-term capital gains or return of capital. If distribution rates are quoted in advertising, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     In each case performance figures are based upon past performance, reflect as appropriate all recurring charges against Fund income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge on the purchase of shares, but not on reinvestment of income dividends for which the Fund does not impose a sales charge. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period. The annual report of the Fund contains additional performance information that will be made available upon request and without charge.

Description of the Fund and its Shares

     Churchill Tax-Free Trust (the "Trust"), a non-diversified open-end investment company was formed on March 30, 1987, as a Massachusetts business trust. Its name was changed from "Churchill Tax-Free Fund of Kentucky" to "Churchill Tax-Free Trust" in June, 1988. The Fund is the original and only active portfolio (series) of the Trust. The Fund is an open-end, non-diversified management investment company. (See "Investment of the Fund's Assets" for further information about the Fund's status as "non-diversified.") The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share.

     Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders. All shares are presently of the same class; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares which may differ from each other only as to dividends (subject to rules and regulations of the Securities and Exchange Commission or by exemptive order) or the Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights.

        Of the shares of the Fund outstanding on March ***, 1996, BHC Securities, Inc., 100 North 20th Street, Philadelphia, PA held of record ***** shares (***%). The Fund's management is not aware of any person beneficially owning more than 5% of its outstanding shares as of such date. On the basis of information received from the holder, the Fund's management believes that all of the shares indicated are held for the benefit of clients of that institution.

   Additional Classes

        The Fund believes it would be desirable to offer additional classes of shares (the "Multiple-Class System") in order to accommodate, in a cost-effective manner, the service desires and requirements of a variety of investors. The creation of other classes will have no effect upon the shares of the Fund now outstanding or those which would be outstanding at such time as the Fund begins offering shares of other classes.

        It is anticipated that the Fund will offer three classes of shares: Front-Payment Class Shares ("Class A"), Level-Payment Class Shares ("Class C"), and Institutional Class Shares ("Class Y"). Retail investors will be entitled to purchase Front-Payment Shares or Level-Payment Shares or both. Institutional Class Shares will be offered only to institutions acting for investors in a fiduciary, advisory, agency custodial or similar capacity, and will not be offered directly to retail customers.

        The Fund believes that such Multiple-Class System might enhance the scope and depth of its services to existing and potential shareholders and permit it to facilitate the distribution of its securities to a further degree. The Multiple-Class System offers the flexibility of tailoring the payment for shares of the Fund to the needs and circumstances of the clients of broker-dealer firms, financial institutions and other organizations. Moreover, to the extent that assets increase in the Fund due to sale of shares through the Multiple-Class System, owners of all classes of shares might benefit from the spreading of the Fund's fixed operating costs over the larger asset base to a greater extent than might otherwise be the case. There is, of course, no assurance that any of these desired results will be achieved.

        Implementation of a Multiple-Class System is subject to a number of conditions. These include: a favorable ruling from the Internal Revenue Service that implementation of the Multiple-Class System will not affect the Fund's status as a regulated investment company under the applicable provisions of the Internal Revenue Code; the filing and effectiveness of a post-effective amendment to the Fund's Registration Statement to register with the Securities and Exchange Commission shares of such classes for sale to investors; and registration with various state securities authorities of the shares of the Fund. While it is anticipated that each of these conditions will be accomplished, there is no assurance that this will be the case.

        Shares of the new classes ("Class C Shares and Class Y Shares") will not be available for purchase unless and until the foregoing conditions are met. At such time, all shareholders of the Fund will be advised as to the availability of shares in the new classes. It is anticipated that the Fund will be able to offer shares of the new classes in the Spring of 1996.

Voting Rights

         At any meeting of shareholders, shareholders of the Fund are entitled to one (1) vote for each dollar of net asset value (determined as of the record date for such meeting) for each full share held (and fractional votes for fractional shares held). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund. If not so terminated, the Fund will continue indefinitely.

[LOGO]       APPLICATION FOR CHURCHILL TAX-FREE FUND OF KENTUCKY
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                       ADM, ATTN: AQUILA SM GROUP OF FUNDS
                 581 MAIN STREET, WOODBRIDGE, NJ 07095-1198
                              1-800-872-5860

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*  Use lines 1 & 2
___For a Minor Use line 3
___For Trust, Corporation, Partnership or other Entity Use line 4
* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered 1._______________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2._______________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3._______________________________________________________________
  Custodians First Name      Middle Initial          Last Name
Custodian for ____________________________________________________
                   Minors First Name   Middle Initial   Last Name
Under the ___________UGTMA** _____________________________________
         Name of State       Minors Social Security Number
4. ____________________________________________________
   ____________________________________________________
(Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
__________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title

B. MAILING ADDRESS AND TELEPHONE NUMBER


____________________________________________________
  Street or PO Box                           City
_______________________________(______)______________
  State           Zip          Daytime Phone Number

Occupation:_______________________Employer:________________________

Employers Address:___________________________________________________________
                   Street Address:               City  State  Zip
Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding
(See certification in Step 4, Section B, below.)

C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

_______________________   _____________________________
Dealer Name                           Branch Number
_______________________   _____________________________
Street Address                   Rep. Number/Name
_______________________   (_______)_____________________
  City    State    Zip     Area Code        Telephone


STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT

Make check payable to:  CHURCHILL TAX-FREE FUND OF KENTUCKY
Amount of investment  $ _________________ Minimum initial investment $1,000

B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.
Dividends are to be:___ Reinvested  ___Paid in cash*
Capital Gains Distributions are to be: ___ Reinvested ___ Paid in cash*
    * For cash dividends, please choose one of the following options:
 ___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)
___ Mail check to my/our address listed in Step 1.


C. LETTER OF INTENT
(Check appropriate box)
See Terms of Letter of Intent and Escrow at the end of this application
 ___ Yes___ No

  I/We intend to invest in shares of the Fund during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:
___  $25,000   ___  $50,000    ___ $100,000   ___ $250,000
___  $500,000  ___  $1,000,000 ___ $2,500,000 ___ $5,000,000

STEP 3
SPECIAL FEATURES
A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Churchill Tax-Free Fund of Kentucky Account. To establish this program, please complete Step 4, Sections A & B of this Application.
I/We wish to make regular monthly investments of $_________________
(minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No


    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Fund toll-free at 1-800-872-5860. To establish this program, please complete Step 4, Sections A & B of this Application.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

C. AUTOMATIC WITHDRAWAL PLAN
(Minimum investment $5,000)
Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, Administrative Data Management Corp. (the Agent) is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:
Dollar Amount of each withdrawal $____________beginning___________.
                                  Minimum: $50          Month/Year
Payments to be made: ___ Monthly or ___ Quarterly
    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial Institution name, address and your account number.
___________________________________    ___________________________________
First Name Middle Initial Last Name    Financial Institution Name
___________________________________    ___________________________________
  Street                               Financial Institution Street Address
___________________________________    ___________________________________
 City   State Zip                       City   State Zip

                                     ____________________________________
                                     Financial Institution Account Number

D. TELEPHONE EXCHANGE
 (Check appropriate box)
___ Yes ___ No
This option allows you to effect exchanges among accounts in your name within the AquilaSM Group of Funds by telephone.
TO MAKE A TELEPHONE EXCHANGE, CALL THE AGENT AT 1-800-872-5860
    The Agent is authorized to accept and act upon my/our or any other persons telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorneys fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.

E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No
The proceeds will be deposited to your Financial Institution account listed. TO MAKE AN EXPEDITED REDEMPTION, CALL THE AGENT AT 1-800-872-5860
    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Fund account is registered.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).
_______________________________   ____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   ____________________________________
  Financial Institution Name      Financial Institution Transit/Routing Number
_______________________________   ____________________________________
  Street                            City   State Zip

STEP 4 Section A
DEPOSITORS AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.
I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, Administrative Data Management Corp., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.
I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number _______________________________________

Name and Address where my/our account is maintained

Name of Financial Institution______________________________________________

Street Address_____________________________________________________________

City___________________________________________State _________ Zip ________
Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above
So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.

STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED
- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
Corporate Officer, Partner,    Title                               Date
Trustee, etc.

* For Trust, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.

SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.
- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.
- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.
- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.

BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access features form which may be obtained from Aquila Distributors at 1-800-872-5859 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.

TERMS OF LETTER OF INTENT AND ESCROW
      By checking Box 2c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.
      The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.
      The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.
      The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.
      The escrow shall operate as follows:
1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent (computed to the nearest full share) shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 2c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.

AUTOMATIC WITHDRAWAL PLAN PROVISIONS
By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.
2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.
3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.
4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.
5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.
6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.
7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.
8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.
9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.
10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

INVESTMENT ADVISER
Banc One Investment Advisors Corporation
416 West Jefferson Street
Louisville, Kentucky 40202

ADMINISTRATOR
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Thomas A. Christopher     Douglas Dean
Diana P. Herrmann         Ann R. Leven
Theodore T. Mason         Anne J. Mills
William J. Nightingale    James R. Ramsey

OFFICERS
Lacy B. Herrmann, President
Jerry G. McGrew, Senior Vice President
L. Michele Crutcher, Assistant Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

TABLE OF CONTENTS
Highlights.......................................        2
Table of Expenses................................        4
Financial Highlights.............................        5
Introduction.....................................        6
Investment Of The Fund's Assets..................        6
Investment Restrictions..........................       11
Net Asset Value Per Share........................       11
How To Invest In The Fund........................       12
How To Redeem Your Investment....................       16
Automatic Withdrawal Plan........................       19
Management Arrangements..........................       19
Dividend And Tax Information.....................       23
Exchange Privilege...............................       26
General Information..............................       28
Application and Letter of Intent

AQUILA
[LOGO]
CHURCHILL
TAX-FREE FUND
OF
KENTUCKY

A tax-free
income investment

[LOGO]

PROSPECTUS

One Of The
Aquilasm Group Of Funds

                      Churchill Tax-Free Fund of Kentucky

                         380 Madison Avenue Suite 2300
                           New York, New York 10017
                          800-USA-KTKY (800-872-5859)
                                 212-697-6666

   Statement of Additional Information                    March ***, 1996

        This Statement of Additional Information (the "Additional Statement") is not a Prospectus. The Additional Statement should be read in conjunction with the Prospectus dated March ***, 1996 (the "Prospectus") , of Churchill Tax-Free Fund of Kentucky (the "Fund"), which may be obtained from the Fund's transfer and shareholder servicing agent, Administrative Data Management Corp., by writing to it at: 581 Main Street, Woodbridge, NJ 07095-1198 or by calling the following numbers:

                    800-872-5860 toll free or 908-855-5731

or from Aquila Distributors, Inc., the Fund's Distributor, by writing to it at 380 Madison Avenue, Suite 2300, New York, New York 10017; or by calling:

                    800-872-5859 toll free or 212-697-6666

        The Annual Report of the Fund for the fiscal year ended December 31, 1994 will be delivered with the Additional Statement.


                               TABLE OF CONTENTS

Investment of the Fund's Assets  . . . . . . . . . . . . . . . . . . . . . . 2
Municipal Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Investment  Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . .12
Distribution  Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
Limitation of Redemptions in  Kind . . . . . . . . . . . . . . . . . . . . .16
Trustees and  Officers . . . . . . . . . . . . . . . . . . . . . . . . . . .16
Additional Information as to Management  Arrangements. . . . . . . . . . . .22
Computation of Net Asset  Value. . . . . . . . . . . . . . . . . . . . . . .26
Automatic Withdrawal  Plan . . . . . . . . . . . . . . . . . . . . . . . . .28
Additional Tax  Information. . . . . . . . . . . . . . . . . . . . . . . . .28
General  Information . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
Appendix  A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

INVESTMENT OF THE FUND'S ASSETS

     The investment objective and policies of the Fund are described in the Prospectus, which refers to the matters described below. See the Prospectus for the definition of "Kentucky Obligations."

Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield. See Appendix A to this Additional Statement for further information about the ratings of Moody's and S&P as to the various rated Kentucky Obligations which the Fund may purchase.

     The table below gives information as to the percentage of Fund net assets invested, as of December 31, 1994, in Kentucky Obligations in the various rating categories:

     Highest rating (1) ..............................                   26.6%
     Second highest rating (2) .......................                   15.8%
     Third highest rating (3)........................                    44.2%
     Fourth highest rating (4) .......................                    5.3%
     Not rated (5) ...................................                    8.1%
                                                                          100%

(1)Aaa of Moody's or AAA of S&P (or other highest rating).
(2)Aa of Moody's or AA of S&P (or other second highest rating).
(3)A of Moody's or A of S&P (or other third highest rating).
(4)Baa of Moody's or BBB of S&P (or other fourth highest rating) .
(5)Bonds not rated by Moody's or S&P are assigned a rating by the Adviser. Such rating must be the equivalent of one of the above ratings.

When-Issued and Delayed Delivery Obligations

     The Fund may buy Kentucky Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Kentucky Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Kentucky Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Kentucky Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Kentucky Obligations. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. On delivery dates for such transactions, the Fund will meet its commitments by selling the Kentucky Obligations held in the separate account and/or from cash flow.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

     Although the Fund does not presently do so, the Fund is permitted to buy and sell futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange traded options based on Futures as a possible means to protect the asset value of the Fund during periods of changing interest rates, although in fact the Fund may never do so. The following discussion is intended to explain briefly the workings of Futures and options on them.

     Unlike when the Fund purchases or sells a Kentucky Obligation, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant ("broker") an amount of cash or Kentucky Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

     Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     There are at present U.S. Government financial futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

     Call Options on Futures Contracts. The Fund may also purchase and sell exchange related call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

     The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

     One risk in employing Futures or options on them to attempt to protect against the price volatility of the Fund's Kentucky Obligations is that the Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

     Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Kentucky Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the municipal bonds included in the applicable index or from the security underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Kentucky Obligations being hedged. If the price of the Future or option moves less than the price of the Kentucky Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Kentucky Obligations being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the Kentucky Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Kentucky Obligations, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Kentucky Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Kentucky Obligations being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Kentucky Obligations being hedged if the historical volatility of the prices of the Kentucky Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Kentucky Obligations held in the Fund's portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

     Where Futures or options are purchased to hedge against a possible increase in the price of Kentucky Obligations before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the Kentucky Obligations which it had anticipated purchasing.

     The particular municipal bonds comprising the index underlying Municipal Bond Index Futures will vary from the bonds held by the Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of Municipal Bonds held by the Fund may be greater.

     Trading in Municipal Bond Index Futures may be less liquid than that in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity and limits on upward or downward price movement which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

     The Fund will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account with its custodian bank Kentucky Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

     The Fund must operate within certain restrictions as to its long and short positions in Futures under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that the Fund will operate within such restrictions. Under these restrictions the Fund will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Fund also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Fund's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Fund must maintain with its custodian bank as to its Futures and options activities due to requirements other than those of the CFTC Rule; the Fund will, as to long positions, be required to abide by the more restrictive of this other requirement or the above requirements of the CFTC Rule.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

     The "sale" of a Future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Fund of an obligation to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" Futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short Futures position.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

                                MUNICIPAL BONDS

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue.

     Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of [a] facility" financed from the proceeds of industrial development or private activity bonds.

     Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other States. For example, most local school construction is financed from the proceeds of bonds nominally issued by a larger city or county government, which holds legal title to the school, subject to a year-to-year renewable leaseback arrangement with the local school district. Similar arrangements are used to finance many city and county construction projects but in these cases, the bonds are nominally issued in the name of a public corporation, which holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In both situations, the rent that the nominal issuer receives from the actual user of the property financed by the bonds is the only source of any security for the payment of the bonds, so that a failure by the user to renew the lease in any year will put the bonds into default. However, there is no reported instance in which a Kentucky school bond has gone into default. In determining marketability of any such issue, the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.


     As indicated in the Prospectus, there are certain Kentucky Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Kentucky Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Kentucky issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations which are available to the Fund.

                                  PERFORMANCE

     As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.

     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods. Each of these and other methods that may be used by the Fund are described in the following material.

Total Return

     Average annual total return is determined by finding the average annual compounded rates of return over 1- and 5-year periods and a period since the inception of the operations of the Fund (on May 21, 1987) that would equate an initial hypothetical $1,000 investment to the value such an investment would have if it were completely redeemed at the end of each such period. The calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase, that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

     Investors should note that the maximum sales charge (4%) reflected in the following quotations is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund.

     The average annual compounded rates of return for the Fund for the 1- and 5-year periods ended December 31, 1994, were -7.22% and 5.65%, respectively. The average annual compounded rate of return for the Fund from inception to December 31, 1994, was 6.66%.


     These figures were calculated according to the following SEC formula:
                                    n
                              P(1+T)  = ERV
where

     P    =    a hypothetical initial payment of $1,000

     T    =    average annual total return

     n    =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1- and 5- year periods or the period since inception, at the end of each such period.

     As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above. The total return for the Fund for the 1- and 5-year periods ended December 31, 1994, were -7.22% and 31.61%, respectively. The total return for the Fund from inception to December 31, 1994, was 63.42%. In general, actual total rate of return will be lower than the average annual rate of return because the average annual rate of return reflects the effect of compounding. See discussion of the impact of the sales charge on quotations of rates of return, above.

Yield

        Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period net of fee waivers and reimbursements of expenses, if any. The yield for the Fund for the 30-day period ended on December 31, 1994, (the date of the Fund's most recent audited financial statements, which are included in the Fund's annual report for the year ended December 31, 1994) was 5.78%.

     These figures were obtained using the Securities and Exchange Commission formula:

                                            6
                        Yield = 2 [(a-b + 1)  -1]
                                   ----
                                    cd
where:

     a = interest earned during the period

     b = expenses accrued for the period (net of waivers and reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends

     d = the maximum offering price per share on the last day of the period

Taxable Equivalent Yield

     The Fund may also quote a taxable equivalent yield which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined federal and Kentucky income tax rate (and adding the result to that portion of the yield of the Fund that is not tax-exempt, if any). The taxable equivalent yield for the Fund for the 30-day period ended on December 31, 1994, (the date of the Fund's most recent audited financial statements, which are included in the Fund's annual report for the year ended December 31, 1994) was 10.09%.

     The Kentucky and the combined Kentucky and federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 6.0% and 44.34% respectively. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Fund, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Fund sales material.

Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains. If distribution rates are published, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

Other Performance Quotations

     With respect to those categories of investors who are permitted to purchase shares of the Fund at net asset value, the Fund may quote a "Current Distribution for Net Asset Value Investments." This rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current net asset value of the Fund and by
(iii) annualizing the result. Figures for yield, total return and other measures of performance for Net Asset Value Investments may also be quoted. These will be derived as described above with the substitution of net asset value for public offering price.

     Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

                            INVESTMENT RESTRICTIONS

     The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under that Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than Kentucky Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus), Municipal Bond Index Futures, U.S. Government Securities Futures and options on Futures; therefore the Fund cannot buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

     The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

                               DISTRIBUTION PLAN

     As used in the Fund's Distribution Plan (the "Plan"), "Qualified Recipients" means broker-dealers or others selected by the Distributor including but not limited to any principal underwriter of the Fund with which the Distributor has entered into written agreements ("Related Agreements") contemplated by the Rule and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts.

     "Qualified Holdings" means, as to any Qualified Recipient, all Fund shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such Fund shares and/or in providing administrative assistance in relation thereto.

     At the present time most of the outstanding shares of the Fund would be considered Qualified Holdings of various broker-dealers unaffiliated with the Distributor, including a broker-dealer affiliated with the Adviser. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan, except that shares representing investment in the Fund by the Adviser of assets over which it has control will not be considered Qualified Holdings of any person.

     Under the Plan, subject to the direction and control of the Trustees, the Fund will be authorized to make payments ("Permitted Payments") to Qualified Recipients, which Permitted Payments shall be made directly, or through the Distributor as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year) 0.15 of 1% of the average annual net assets of the Fund. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     Under the Plan the Distributor will have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Permitted Payments, if any, to each Qualified Recipient provided that the total Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.

     The Distributor is authorized under the Plan, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Administrator or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.

     The Plan also states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan also states that whenever, the Administrator (i) makes any payment directly or through the Distributor for additional compensation to dealers in connection with sales of shares of the Fund which additional compensation may include payment or partial payment for advertising of the Fund's shares, payment of travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences, or other items described in the Fund's prospectus, in amounts that will not exceed the amount of the sales charges in respect of sales of shares of the Fund effected through such participating dealers whether retained by Distributor or reallowed to participating dealers, or (ii) bears the costs, not borne by the Fund's Distributor, of printing and distributing all copies of the Fund's prospectuses, statements of additional information and reports to shareholders which are not sent to the Fund's shareholders, or the costs of supplemental sales literature and advertising, such payments are authorized.

     The Plan states that it is recognized that, in view of the bearing by the Administrator of certain distribution expenses, the profits, if any, of the Administrator are dependent primarily on the administration fees paid by the Fund to the Administrator and that its profits, if any, would be less, or losses, if any, would be increased due to the bearing by it of such expenses. If and to the extent that any such administration fees paid by the Fund might, in view of the foregoing, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized by the Plan.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan states that while it is in effect, the Fund's Administrator shall report at least quarterly to the Fund's Board of Trustees in writing all costs of each item specified in the second preceding paragraph (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter.

     The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as hereinafter provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940
Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

                       LIMITATION OF REDEMPTIONS IN KIND

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                             TRUSTEES AND OFFICERS

     The Trustees and officers of the Fund, their affiliations, if any, with the Administrator or the Distributor and their principal occupations during at least the past five years are set forth below. Mr. Herrmann is an "interested person" of the Fund, as that term is defined in the 1940 Act, as an officer of the Fund and a Director, officer and shareholder of the Distributor. Ms. Herrmann is an interested person as a member of his immediate family. Ms. Leven is an interested person as a beneficiary of a trust that owns shares of the parent company of the Adviser. They are so designated by an asterisk.



   As of Janaury ***, 1996, all of the Trustees and officers as a group owned less than 1% of its outstanding shares.

Lacy B. Herrmann*, President and Chairman of the Board of Trustees, 380 Madison Avenue, New York, New York 10017

Founder of the Fund and President and a Director of the Administrator since 1984; Founder, President and Chairman of the Board of Trustees of Hawaiian Tax-Free Trust since 1984, of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1986, of Tax-Free Fund of Colorado since 1987 and of Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund since 1992, all of which are tax-free municipal bond funds, and an equity fund, Aquila Rocky Mountain Equity Fund since 1993, to all of which the Administrator is administrator and which are referred to as the "Bond and Equity Funds"; Chairman and President, Chief Executive Officer (Chairman of the Board of Trustees and/or President) and Trustee of Capital Cash Management Trust ("CCMT"), since 1981 and Founder and executive officer (since 1974) of CCMT and its predecessor; Founder, President and Chairman of the Board of Trustees of Prime Cash Fund since 1982, of Short Term Asset Reserves and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985, of Pacific Capital Tax-Free Cash Assets Trust and of Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Cascades Cash Fund, 1989-1994, all of which are money market funds to which the Administrator is administrator and which are referred to as the "Money Funds"; Vice President, a Director and Secretary since 1981 (formerly Treasurer) of the Distributor, which is distributor (i.e., principal underwriter) for the Money Funds and the Bond and Equity Funds; President and a Director of STCM Management Company, Inc., Adviser to CCMT; Chairman, President and a Director since 1984 of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of the various Quest for Value Funds, a group of stock, bond and money market mutual funds, since 1983; Director of Saratoga Advantage Trust, a group of mutual funds, since 1994; Trustee of Brown University since 1990; actively involved for many years in leadership roles with university, school and charitable organizations.

Thomas A. Christopher, Trustee, 459 West Green Street, Danville, Kentucky
40422

Shareholder of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President of A Good Place for Fun, Inc., a sports facility, since 1987; active member of the American Institute of Certified Public Accountants; Board of Directors of the Kentucky Society of CPAs; Trustee of Churchill Cash Reserves Trust since 1985; presently active in leadership roles with various civic, community and church organizations.

Douglas Dean, Trustee, 106 West Vine Street, Suite 600,  Lexington, Kentucky
40507

Founder and President of Dean, Dorton & Ford P.S.C., a public accounting firm, since 1979; previously Staff Accountant, Tax Supervisor and Tax Manager with Coopers & Lybrand, a public accounting firm; Trustee of Trent Equity Fund, an equity mutual fund, 1992-1994; Trustee of Churchill Cash Reserves Trust since 1995; Active as an officer and board member of various charitable and community organizations.

Diana P. Herrmann*, Trustee, 380 Madison Avenue, New York, New  York 10017

Senior Vice President and Secretary and formerly Vice President of the Administrator since 1986 and Director since 1984; Trustee of Tax-Free Trust of Oregon and Tax-Free Trust of Arizona since 1994; Vice President of InCap Management Corporation since 1986 and Director since 1983; Vice President and formerly Assistant Vice President of the Money Funds since 1986; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Ann R. Leven*, Trustee, 785 Park Avenue, Apartment 20A, New York, NY 10021

Treasurer of the National Gallery of Art, Washington, D.C., since 1994, Deputy Treasurer, 1990-1994; Treasurer of the Smithsonian Institution, Washington, D.C., 1984-1990; President of ARL Associates, strategic consultants, since 1983; Vice President/Senior Corporate Planning Officer of The Chase Manhattan Bank, N.A., 1979-1983; Treasurer of The Metropolitan Museum of Art, 1972-1979; Trustee of Short Term Asset Reserves , 1984-1993, of Tax-Free Trust of Oregon since 1986, of Cascades Cash Fund, 1989-1994, and of Churchill Cash Reserves Trust since 1995; Trustee of Oxford Cash Management Fund, 1987-1988; Director of the Delaware Group of mutual funds since 1989; Adjunct Professor at Columbia University Graduate School of Business Administration since 1975; Trustee of the American Red Cross Endowment Fund, 1985-1990; Member of the Visiting Committee of Harvard Business School, 1979-1985; Member of the Board of Overseers of The Amos Tuck School, Dartmouth College, 1978-1984; Staff Director of the Presidential Task Force on the Arts and Humanities, 1981; Director of Alliance Capital Reserves Fund, a money market fund, 1978-1979.

Theodore T. Mason, Trustee, 26 Circle Drive, Hastings-on-Hudson, New York
10706

Managing Director of EastWind Power Partners, Ltd. since 1994; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978; Vice Chairman of the Board of Trustees of CCMT since 1981; Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and since 1989, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

Anne J. Mills, Trustee, 167 Glengarry Place, Castle Pines Village, Castle Rock, Colorado 80104

Vice President for Business Affairs of Ottawa University since 1992; Director of Customer Fulfillment, U.S. Marketing and Services Group, IBM Corporation, 1990- 1991; Director of Business Requirements of that Group, 1988- 1990; Director of Phase Management of that Group, 1985- 1988; Budget Review Officer of the American Baptist Churches/USA since 1994; Director of the American Baptist Foundation since 1985; Trustee of Brown University; Trustee of Churchill Cash Reserves Trust since 1985, of Tax-Free Trust of Arizona since 1986, of Tax-Free Fund of Colorado and Capital Cash Management Trust since 1987 and of Tax-Free Fund For Utah since 1994.

William J. Nightingale, Trustee, 3 Forest Street, New Canaan,  Connecticut
06840

Chairman and founder (1975) and Senior Advisor since 1995 of Nightingale & Associates, Inc., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; President, Chief Executive Officer and Director of Bali Company, Inc., a manufacturer of women's apparel, which became a subsidiary of Hanes Corporation, 1970-1975; prior to that, Vice President and Chief Financial Officer of Hanes Corporation after being Vice President-Corporate Development and Planning of that company, 1968-1970; formerly Senior Associate of Booz, Allen & Hamilton, management consultants, after having been Marketing Manager with General Mills, Inc.; Trustee of Narragansett Insured Tax-Free Income Fund since 1992 and of Churchill Cash Reserves Trust since 1993; Director of Spreckels Industries, Inc. (beet sugar processing and various industrial manufacturing companies); Glasstech Inc. (glass bending equipment and engineering) and Ring's End, Inc. (retail lumber and building supply chain).

James R. Ramsey, Trustee, 109 Wetherby Building, Western Kentucky University, Bowling Green, Kentucky 42101

Vice President for Finance and Administration, and Professor of Economics, Western Kentucky University; Trustee of Churchill Cash Reserves Trust since 1995; Chief State Economist and Executive Director of the Office for Financial Management and Economic Analysis of the Commonwealth of Kentucky, 1981-1992; Adjunct Professor of the University of Kentucky; Assistant Dean and Director of Public Administration of Loyola University in New Orleans, Louisiana, 1978-1981; Assistant Professor of Public Finance and Administration of Loyola University, 1977-1981; Assistant Professor of Economics, Middle Tennessee State University, 1975-1977; published numerous articles, monographs and working papers on economics and fiscal management.

Jerry G. McGrew, Senior Vice President,  P.O. Box 662, Radcliff, Kentucky
40159

Vice President since 1987; Vice President of Tax-Free Fund For Utah since 1992; Registered Principal since 1993; Vice President of Aquila Distributors, Inc. since 1993; Registered Representative of J.J.B. Hilliard, W.L. Lyons Inc., 1983-1987; Account Manager with IBM Corporation, 1967-1981; Gubernatorial appointee, Kentucky Financial Institutions Board, since 1993; Chairman, Total Quality Management for Small Business, 1990-1994; President of Elizabethtown/Hardin County, Kentucky, Chamber of Commerce , 1989-1991; President of Elizabethtown Country Club, 1983-1985.

William C. Wallace, Vice President, 380 Madison Avenue, New York, New York
10017

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

L. Michele Crutcher, Assistant Vice President, 4277 Bardstown Road, Elizabethtown, Kentucky 42701

Registered Representative of Aquila Distributors, Inc. since 1995; Investment Broker, 1990-1994; Sales Assistant, 1984-1990, J.J.B. Hilliard, W.L. Lyons, Inc.; active in Elizabethtown Emmaus Community, United Way of Hardin County, Elizabethtown Junior Women's Club, Big Brothers/Big Sisters, and Fund for the Arts.

Rose F. Marotta, Chief Financial Officer, 380 Madison Avenue, New York, New York 10017

Chief Financial Officer of the Money Funds and the Bond and Equity Funds since 1991; Treasurer of the Money Funds and the Bond and Equity Funds, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, 380 Madison Avenue, New York, New   York 10017

Treasurer of the Money Funds and the Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.


Edward M. W. Hines, Secretary, 551 Fifth Avenue, New York, New  York 10176

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Money Funds and the Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, 380 Madison Avenue, New  York, New York
10017

Assistant Secretary of the Money Funds and the Bond and Equity Funds since 1995; Vice President of the Money Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer, 380 Madison Avenue, New York, New York 10017

Assistant Secretary of the Money Funds and the Bond and Equity Funds since 1995; Counsel to the Administrator and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

          The Fund does not pay fees to Trustees affiliated with the Administrator or to any of the Fund's officers. During the fiscal year ended December 31, 1994, the Fund paid $68,859 in fees and reimbursement of expenses to its other Trustees. The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and an equity fund. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. Messrs. Dean and Ramsey and Ms. Levin were elected Trustees of another fund in August 1995 and received no compensation from that fund during the Fund's fiscal year ended December 31, 1994. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Fund                Group               now serves
Thomas J.
Christopher    $6,754              $12,776             2

Douglas
Dean           $8,054              $8,054              2

Ann  R.
Leven          $6,425              $17,675             3

Theodore T.
Mason          $6,487              $39,840             8

Anne J.
Mills          $6,369              $26,621             6

William J.
Nightingale    $6,200              $13,150             3

James R.
Ramsey         $7,624              $7,624              2



             ADDITIONAL INFORMATION AS TO MANAGEMENT ARRANGEMENTS

Additional Information as to the Advisory Agreement

        The Investment Advisory Agreement (the "Advisory Agreement") between the Fund and the Adviser contains the provisions described below, in addition to those described in the Prospectus. The Advisory Agreement became effective on September 11, 1995. Prior to that date, PNC Bank, Kentucky, Inc. acted as the Fund's investment adviser under a former advisory agreement that terminated on that date.

     The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days' written notice, and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Fund shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined).

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Fund agrees to indemnify the Adviser to the full extent permitted under the Fund's Declaration of Trust.

     The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Securities Act of 1933 and the 1940 Act, except for the information supplied by the Adviser for inclusion therein.

     The Advisory Agreement contains the following provisions as to the Fund's portfolio transactions. In connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked price. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund or any other investment company or companies having the Adviser as its investment adviser or having the same sub-adviser, Administrator or principal underwriter as the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund and/or other accounts of the Adviser and that research received by such other accounts may or may not be useful to the Fund.

     The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

     During the fiscal year ended December 31, 1994, all of the Fund's transactions were principal transactions and no brokerage commissions were paid.

        For the years ended December 31, 1994, 1993 and 1992 the fees accrued to the former investment adviser under the advisory agreement in effect until September 11, 1995 were $551,174, $572,222 and $383,254 respectively, of which in 1993 and 1992, respectively, $159,133 and $173,078 were voluntarily waived.

   Glass-Steagall Act

        In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision:
(a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its Shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

        The Adviser has represented to the Fund that it possesses the legal authority to perform the investment advisory services contemplated by the agreement and described in the Prospectus and the Additional Statement without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser from continuing to perform such services for the Fund. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Board of Trustees of the Fund would review the Fund's relationship with the Adviser and consider taking all action necessary in the circumstances.

        Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BANC ONE CORPORATION subsidiary banks or their correspondent banks in connection with customer purchases of Shares of the Fund, these banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in financial losses to any customer.

Additional Information as to the Administration Agreement

        The Administration Agreement (the "Administration Agreement") between Aquila Management Corporation, as Administrator, and the Fund contains the provisions described below in addition to those described in the Prospectus. The Administration Agreement went into effect on September 11, 1995, replacing a former administration agreement with similar terms except for the provision of fund accounting services and fee arrangements. See the Prospectus.

        Subject to the control of the Fund's Board of Trustees, the Administrator also provides all administrative services to the Fund other than those relating to its investment portfolio; as part of such duties, the Administrator (i) provides office space, personnel, facilities, and equipment for the performance of the following functions and for the maintenance of the Fund's headquarters; (ii) oversees all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Fund and for the sale, servicing, or redemption of the Fund's shares; (iii) provides to the Adviser and to the Fund statistical and other factual information and advice regarding economic factors and trends, but does not generally furnish advice or make recommendations regarding the purchase or sale of securities; (iv) under the New Administration Agreement the Administrator either keeps the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that pricing of the Fund's portfolio shall be the responsibility of the Adviser under the Advisory Agreement) or, at its expense and responsibility, delegates such duties in whole or in part to a company satisfactory to the Fund, and under the Former Administration Agreement and the New Administration Agreement, the Administrator maintains the Fund's other books and records and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversees the insurance relationships of the Fund; (v) prepares, on the Fund's behalf and at its expense, such applications and reports as may be necessary to register or maintain its registration or that of its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and (vi) responds to any inquiries or other communications from shareholders and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Fund pays its own legal and audit expenses, to the extent that the Fund's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Fund.

     The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

     The Administration Agreement may be terminated at any time without penalty by the Administrator upon sixty days' written notice to the Fund and the Adviser; it may be terminated by the Fund at any time without penalty upon giving the Administrator sixty days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Fund. In either case the notice provision may be waived.

     The Administration Agreement provides that the Administrator shall not be liable for any error in judgement or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Administrator in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Administration Agreement. The Fund agrees to indemnify the Administrator to the full extent permitted by the Declaration of Trust.

        For the years ended December 31, 1994, 1993 and 1992 the fees accrued to the Administrator under a former administration agreement in effect until September 11, 1995, were $551,174, $572,222 and $383,170 respectively of which in 1993 and 1992, respectively, $159,133 and $174,372 were voluntarily waived. In addition, during the year ended December 31, 1992 the Administrator reimbursed expenses of the Fund in the amounts of $35,265.

                        COMPUTATION OF NET ASSET VALUE

     The net asset value of the Fund's shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open by dividing the value of the Fund's net assets by the total number of its shares then outstanding. However, Futures and options on them are valued at the last sales price on the principal commodities exchange on which the Future or option is traded or, if there are no sales, at the mean between the bid and asked prices as of the close of that exchange; such close may be later than 4:00 p.m.,New York time. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Kentucky Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Kentucky Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Kentucky Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Kentucky Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Kentucky Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

     As indicated above, the net asset value per share of the Fund's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Fund's shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

                           AUTOMATIC WITHDRAWAL PLAN

     Any shareholder who owns or purchases shares of the Fund having a net asset value of at least $5,000 may establish an Automatic Withdrawal Plan under which he or she will receive a monthly or quarterly check in a stated amount, not less than $50. Stock certificates will not be issued for shares held under an Automatic Withdrawal Plan. All dividends and distributions must be reinvested. Shares will be redeemed on the last business day of the month or quarter as may be necessary to meet withdrawal payments.

     Redemption of shares for withdrawal purposes may reduce or even liquidate the account. Monthly or quarterly payments paid to shareholders may not be considered as a yield or income on investment.

                          ADDITIONAL TAX INFORMATION

     Any investor who incurs a sales commission on purchase shares of one mutual fund (the original fund) and who then sells such shares or exchanges them for shares of a different mutual fund without having held them at least 91 days must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase the investor's gain or reduce his or her loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired. The provision applies to commissions charged after October 3, 1989.

                              GENERAL INFORMATION

Additional Series

     Shares of each Series of the Trust created by the Board of Trustees are entitled to vote as a Series only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses are allocated among Series in a manner acceptable to the Board of Trustees. As of the date of this Additional Statement, the Fund is the only operational Series of the Trust.

     Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more Series outstanding, on any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each Series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, Series. A change in investment policy may go into effect as to one or more Series whose holders so approve the change, even though the required vote is not obtained as to the holders of other affected Series.

Indemnification of Shareholders and Trustees

     Under Massachusetts law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. If any Series of the Trust were to be unable to meet the obligations attributable to it (which, as is the case with the Fund, is relatively remote), the other Series would be subject to such obligations, with corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

     The Declaration of Trust further indemnifies the Trustees of the Fund out of the property of the Fund and provides that they will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Custodian and Auditors

        The Fund's Custodian, Bank One Trust Company is responsible for holding the Fund's assets.

     The Fund's auditors, KPMG Peat Marwick LLP, perform an annual audit of the Fund's financial statements.

Underwriting Commissions

     During the year ended December 31, 1994, the aggregate dollar amount of sales charges on sales of shares in the Fund was $782,897 and the amount retained by the Distributor was $51,057.

Financial Statements

     The financial statements for the Fund for the fiscal year ended December 31, 1994, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the Additional Statement. Those financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is incorporated herein by reference.

                         APPENDIX A

          DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

     MIG1/VMIG1     This designation denotes best quality. There
                    is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2     This designation denotes high quality.
                    Margins of protection are ample although not so large as in the preceding group.

     MIG3/VMIG3     This designation denotes favorable quality.
                    All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG4/VMIG4     This designation denotes adequate quality.
                    Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

INVESTMENT ADVISER
Banc One Investment Advisors Corporation
416 West Jefferson Street
Louisville, Kentucky 40202

ADMINISTRATOR
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Thomas A. Christopher
Douglas Dean
Diana P. Herrmann
Ann R. Leven
Theodore T. Mason
Anne J. Mills
William J. Nightingale
James R. Ramsey

OFFICERS
Lacy B. Herrmann, President
Jerry G. McGrew, Senior Vice President
L. Michele Crutcher, Assistant Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

AQUILA
[LOGO]
CHURCHILL
TAX-FREE FUND
OF
KENTUCKY

A TAX-FREE
INCOME INVESTMENT

[LOGO]

STATEMENT OF
ADDITIONAL
INFORMATION

One Of The
Aquilasm Group Of Funds

                    CHURCHILL TAX-FREE TRUST
                   PART C:  OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

     (a) Financial Statements of the Churchill Tax-Free Fund of Kentucky Portfolio:

            Included in Part A:
               Financial Highlights

            Incorporated by reference into Part B:
               Report of Independent Certified Public
                  Accountants
               Statement of Investments as of December 31,
                  1994
               Statement of Assets and Liabilities as of
                  December 31, 1994
               Statement of Operations for the year ended
                  December 31, 1994
               Statement of Changes in Net Assets for the
                  years ended December 31, 1994 and 1993
               Notes to Financial Statements

            Included in Part C:
               Consent of Independent Certified Public
                  Accountants

     (b) Exhibits of the Churchill Tax-Free Fund of Kentucky
            Portfolio:

         (1) Supplemental Declaration of Trust (iv)

         (2) By-laws (i)

         (3) Not applicable

         (4) Specimen share certificate (ii)

         (5) Investment Advisory Agreement (viii)

         (6) (a) Distribution Agreement (iv)

         (6) (b) Sales Agreement for brokerage firms (v)

         (6) (c) Sales Agreement for financial institu-tions (v)

         (7) Not applicable

         (8) Custody Agreement (viii)

         (9) (a) Transfer Agency Agreement (iii)


         (9) (b) Administration Agreement (viii)

        (10) Opinion and consent of counsel (ii)

        (11) Not applicable

        (12) Not applicable

        (13) Agreement with initial shareholder (ii)

        (14) Not applicable

        (15) Distribution Plan (vi)

        (16) Schedule for computation of performance quota-tions (vii)

  (i) Filed as an exhibit to Registrant's Initial Registra-tion Statement dated March 31, 1987 and incorporated herein by reference.

 (ii) Filed as an exhibit to Registrant's Pre-Effective
      Amendment No. 1 dated May 15, 1987 and incorporated herein by reference.

(iii) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 6 dated April 28, 1989 and incorporated herein by reference.

 (iv) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 7 dated March 1, 1990 and incorporated herein by reference.

  (v) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 8 dated April 29, 1991 and incorporated herein by reference.

  (vi) Filed as an exhibit to Registrant's Post-Effective
          Amendment No. 11 dated February 25, 1994 and incorporated herein by reference.

  (vii) Filed as an exhibit to Registrant's Post-Effective
          Amendment No. 12 dated April 25, 1995 and incorporated herein by reference.

  (viii) Filed herewith.

ITEM 25. Persons Controlled By Or Under Common Control With Registrant

         None

ITEM 26. Number of Holders of Securities

         As of April 20 1995, Registrant had 5,136 hol-ders of record of its shares, all in the Churchill
         Tax-Free Fund of Kentucky portfolio.

ITEM 27. Indemnification

         Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Supplemental Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 7 dated March 1, 1990, is incorpora-ted herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenfor-ceable. In the event that a claim for indemnifica-tion against such liabilities (other than the pay-ment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Regis-trant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against pub-lic policy as expressed in the Act and will be go-verned by the final adjudication of such issue.

ITEM 28. Business and Other Connections of Investment Adviser

         Banc One Investment Advisors Corporation, Regis-trant's investment adviser, performs investment ad-visory services for mutual fund and other clients. For information as to the business, profession, vo-cation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advi-sers Act of 1940.

ITEM 29. Principal Underwriters

     (a) Aquila Distributors, Inc. serves as principal un-derwriter to Capital Cash Management Trust, Churchill Cash Reserves Trust,
         Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Prime Cash Fund, Short Term Asset Reserves, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona, Aquila Rocky Mountain Equity Fund and Tax-Free Trust of Oregon,in addition to serving as the Registrant's principal underwriter.

     (b) For information about the Directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange
         Act of 1934.

     (c) Not applicable.

ITEM 30. Location of Accounts and Records

         All such accounts, books, and other documents are maintained by the adviser, the administrator, the transfer agent, and the custodian, whose addresses appear on the back cover pages of the Prospectus and the Statement of Additional Information.

ITEM 31. Management Services

         Not applicable.

ITEM 32. Undertakings

     (a) Not applicable.

     (b) Not applicable.

KPMG Peat Marwick LLP
345 Park Avenue
New York, NY 10154


                    Independent Auditors' Consent


To the Trustees and Shareholders of
Churchill Tax-Free Fund of Kentucky:

We consent to the use of our report dated January 31, 1995 incorporated herein by reference and to the reference to our firm under the heading "Financial Highlights" in the Prospectus.


New York, New York                 KPMG Peat Marwick LLP
January 25, 1996                   /s/KPMG Peat Marwick LLP

                         SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 26th day of January, 1996.


                                   CHURCHILL TAX-FREE TRUST
                                   (Registrant)


                                   By/s/Lacy B. Herrmann
                                   -----------------------
                                     Lacy B. Herrmann, President
                                      and Chairman of the Board


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.


     SIGNATURE                     TITLE                    DATE


/s/Lacy B. Herrmann                                    1/26/96
----------------------     President, Chairman of     -----------
   Lacy B. Herrmann        the Board and Trustee
                           (Principal Executive
                           Officer)

/s/Thomas A. Christopher                               1/26/96
----------------------     Trustee                    -----------
 Thomas A. Christopher



/s/Douglas Dean                                        1/26/96
----------------------     Trustee                    -----------
     Douglas Dean



/s/Diana P. Herrmann                                   1/26/96
----------------------     Trustee                    -----------
   Diana P. Herrmann



/s/Ann R. Leven                                        1/26/96
----------------------      Trustee                   -----------
      Ann R. Leven



/s/Theodore T. Mason                                   1/26/96
----------------------      Trustee                   -----------
   Theodore T. Mason


/s/Anne J. Mills                                       1/26/96
----------------------     Trustee                    -----------
     Anne J. Mills



/s/William J. Nightingale                              1/26/96
----------------------     Trustee                    -----------
William J. Nightingale



/s/James R. Ramsey                                     1/26/96
----------------------     Trustee                    -----------
    James R. Ramsey



/s/Rose F. Marotta                                     1/26/96
----------------------     Chief Financial Officer    -----------
    Rose F. Marotta        (Principal Financial and
                           Accounting Officer)

                     CHURCHILL TAX-FREE TRUST
                          EXHIBIT INDEX

Exhibit      Exhibit                              Page
Number       Name                                 Number

5            Investment Advisory Agreement

8            Custody Agreement

9(b)         Administration Agreement